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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 16, 2000
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                       PREMIER MORTGAGE RESOURCES, INC.
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              (Exact Name of Registrant as specified in charter)



         Nevada                     0-27987               88-0343833
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


280 Windsor Highway, New Windsor, New York              29809
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (914) 561-7770
                                                   ----------------

                                     N/A
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

A.  Changes in Management.

Several changes have been made in the Company's management structure.

The Company has named Joseph A. Cilento President and Chief Executive Officer. Mr. Cilento joined the Company in July 1999, as Chief Operating Officer. Mr. Cilento will also assume the role of President and Chief Executive Officer of United National Mortgage LLC, the Company's principal operating subsidiary. Mr. Cilento will oversee the rebuilding of the management team as well as implement the new focus of the Company's Business Plan and restore profitability.

Mr. Donald Wilen, a Director and Founder of the Company, has assumed the role of Executive Vice-President, with primary responsibility for Planning and Administration. He will assist Mr. Cilento in identifying and pursuing new branch acquisition opportunities.

Mr. William (Rudy) Scott, the Company's former President, has left the Company to pursue other interests.

B.   Fiscal Year 1999 Operating Loss and Reorganization of Company.

We expect to record a pre-tax operating loss for the full fiscal year, resulting from the losses incurred in our major operating subsidiary, United National Mortgage, LLC.

The operating loss resulted primarily from start-up costs and operating expenses associated with building and operating branch activities.

We have taken significant steps during December 1999 to strengthen our management team and operating systems. We announced the appointment of a new President and Chief Executive Officer, Joseph A. Cilento.

We have also taken steps to reduce operating expenses through involuntary headcount reductions, and more stringent expense controls. Revenue producing areas are being strengthened by focusing on recruitment and retention of better qualified sales personnel.

We have re-directed our focus away from smaller "net" branches toward only larger, better-capitalized net branches. Additionally, we have shifted emphasis toward acquiring or starting wholly owned residential branch offices.


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We expect to focus our core operations in the Mid-Atlantic region of the United
States rather than a more expansive and expensive national program.

We have successfully raised sufficient capital as of December 31, 1999 to meet or exceed all regulatory and investor net worth requirements at December 31, 1999. We expect to continue to raise additional equity capital in the first quarter of 2000 for the purpose of mortgage acquisition in selected markets.


The Company is continuing to find additional sources of capital to fund operations and to acquire and/or start-up new branch opportunities.



                                                                        FORM 8-K


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PREMIER MORTGAGE RESOURCES, INC.



Date: February 16, 2000                 /s/ JOSEPH A. CILENTO
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                                              (Signature)
















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